Fees Summary	Jan. 17, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	761,220.97
Total Transaction Valuation	4,972,050,761.95
Total Offset Amount	0
Net Fee	$ 761,220.97